UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 7, 2017

INTEGER HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2595 Dallas Parkway, Suite 310, Frisco, Texas 75034
(Address of Principal Executive Offices) (Zip Code)

(214) 618-5243
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 1.01. Entry into a Material Definitive Agreement.

On November 7, 2017, Integer Holdings Corporation (the “Company”) entered into the Third Amendment (the “Third Amendment”) to the Credit Agreement, dated as of October 27, 2015, by and among Greatbatch Ltd., as borrower (the “Borrower”), the Company, as parent, Manufacturers and Traders Trust Company, as administrative agent, and the Lenders party thereto (the “Credit Agreement”).  The Third Amendment lowers the interest rate margins applicable to the term B loans (the “Term B Loans”) under the Credit Agreement for both base rate and adjusted LIBOR borrowings. The new interest rate margins for the Term B Loans are (i) 2.25% for the Term B Loans based on the base rate, which is 25 basis points lower than the previous interest rate margin applicable to base rate borrowings and (ii) 3.25% for the Term B Loans based on adjusted LIBOR, which is 25 basis points lower than the previous interest rate margin applicable to adjusted LIBOR borrowings. Pursuant to the terms of the Third Amendment, if the Company receives both (a) a public corporate family credit rating from Moody’s Investors Services, Inc. of “B2” (stable outlook) or higher and (b) a public corporate credit rating from Standard & Poor’s Financial Services LLC of “B” (stable outlook) or higher, the interest rate margins for the Term B Loans will, so long as the Company maintains or improves upon both such ratings, step down by an additional 25 basis points to (y) 2.00% for the Term B Loans based on the base rate and (z) 3.00% for the Term B Loans based on adjusted LIBOR.

The Third Amendment also includes an obligation for the Borrower to pay a prepayment fee to the Term B Loan lenders in the amount of 1.00% of the aggregate principal amount of the Term B Loans in the event of another Repricing Event (as defined in the Credit Agreement) on or before the six-month anniversary of the Third Amendment.

There is no change to maturities for the Term B Loans or covenants in the Credit Agreement as a result of the Third Amendment.

The above description of the Third Amendment is qualified in its entirety by reference to the complete text of the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

On November 7, 2017, the Company issued a press release announcing its entry into the Third Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above regarding the Third Amendment is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

             (d)    Exhibits

Exhibit Number	Description of Exhibit
10.1	Third Amendment to Credit Agreement, dated as of November 7, 2017, by and among the lenders party thereto, Greatbatch Ltd., as the borrower, Integer Holdings Corporation, as the parent, Manufacturers and Traders Trust Company, as administrative agent, and Credit Suisse Securities (USA) LLC, as arranger.

99.1	Press Release, dated November 7, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGER HOLDINGS CORPORATION

Date: November 7, 2017	By:	/s/ Timothy G. McEvoy
Timothy G. McEvoy
Senior Vice President, Secretary and General Counsel